SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): April 20, 1998

                            SUNSTAR HEALTHCARE, INC.
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             (Exact Name of Registrant as Specified in its Charter)


             Delaware                   1-14382                 59-3361076
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 (State or Other Jurisdiction of  (Commission File Number)  (I.R.S. Employer
         Incorporation)                                      Identification No.)


         300 International Parkway, Suite 230
              Heathrow, Florida                                32746
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  (Address of Principal Executive Offices)                  (Zip Code)


(Registrant's telephone number, including area code):   (407) 304-1066



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

 Item 8.      Change in Fiscal Year.

              On April 20, 1998, the Company's Board of Directors approved a change in the Company's fiscal year end from July 31 to December 31, to be effective beginning December 31, 1998. The report on Form 10-KSB covering the five months ended December 31, 1998 (the transition period) will be filed in accordance with the Securities and Exchange Commission filing requirements.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    March 17, 1999           SUNSTAR HEALTHCARE, INC.


                                  By: /s/ Jack W. Shields
                                      ------------------------------------------
                                      Jack W. Shields
                                      Vice President and Chief Financial Officer



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